UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)      July 17, 1997



                              3-D GEOPHYSICAL, INC.

             (Exact name of registrant as specified in its charter)


          Delaware                          0-27564              13-3841601
(State or other jurisdiction              (Commission          (IRS Employer
      of incorporation)                  File Number)       Identification No.)



           8226 Park Meadows Drive, Littleton, Colorado       80124
           -----------------------------------------------------------
           (Address of principal executive offices)          (Zip Code)
           ------------------------------------------------------------


Registrant's telephone number, including area code      (303) 858-0500




         (Former name or former address, if changed since last report.)


    This document contains 64 pages. The Exhibit Index is located on page 4.




                               Page 1 of 64 Pages

ITEM 5.  OTHER EVENTS.

         On July 17, 1997, the Board of Directors of 3-D Geophysical, Inc. (the "Company") authorized the issuance of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share, of the Company. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Securities Transfer & Trust, Inc., as Rights Agent (the "Rights Agent"), dated as of July 17, 1997 and attached hereto as Exhibit 4, and are summarized in Exhibit C to the Rights Agreement. The Rights Agreement, including Exhibit C thereto, are hereby incorporated herein by reference.

ITEM 7.  EXHIBITS.

4 Rights Agreement, dated as of July 17, 1997, between 3-D Geophysical, Inc. and American Securities Transfer & Trust, Inc., as Rights Agent, together with Exhibits A, B, and C attached thereto.



                               Page 2 of 64 Pages

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              3-D GEOPHYSICAL, INC.

                              By:  /s/Joel Friedman
                                   ----------------
                                   Name:  Joel Friedman
                                   Title: Chairman


Date:  July 18, 1997


                               Page 3 of 64 Pages

                                 EXHIBITS INDEX

EXHIBIT NUMBER                              DESCRIPTION

4 Rights Agreement, dated as of July 17, 1997, between 3-D Geophysical, Inc. and American Securities Transfer & Trust, Inc., as Rights Agent, together with Exhibits A, B, and C attached thereto.


                               Page 4 of 64 Pages